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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS CONSENT

The Board of Directors
The viaLink Company

              We consent to the use of our report incorporated by reference herein.


                                                 KPMG LLP
                                                 /s/ KPMG LLP


Dallas, Texas
July 12, 2000